Exhibit 99.3

March 2026 Lument Finance Trust Q4 2025 Earnings Supplemental

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) ("LFT," the "Company," "we," "our," or "us") with respect to, among other things, the Company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "indicator," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "projects," "intends," "plans," "estimates," or "anticipates," or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2025, which is available on the SEC's website at www.sec.gov, and/or as disclosed in any subsequent filings. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The forward-looking statements contained in this presentation speak only as of March 23rd, 2026. The Company assumes no obligation to update or supplement forward?looking statements that become untrue because of subsequent events or circumstances. This presentation includes non-GAAP financial measures, including Distributable Earnings. While we believe the non-GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and to assist investors in comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation's Appendix for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager. • Experienced management team with an average of 20+ years of industry experience across multiple economic cycles. • Affiliation with ORIX Corporation USA, the US subsidiary of ORIX Corporation, the publicly traded Tokyo - based international financial services firm. • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments. • The Company is externally managed by Lument Investment Management, LLC, an affiliate of ORIX Corporation USA. Attractive Investment Profile • Emphasis on middle market multifamily debt investments which are well positioned for the current environment. • Strong credit and asset management capabilities. • Attractive non - recourse CRE CLOs, revolving repurchase agreements, term loan facilities, and other secured financing structures.

Q4 2025 Updates

Financial Results	• Q4 2025 and FY 2025 GAAP net loss attributable to common stockholders of \$(0.17) and \$(0.14) per share of common stock, respectively. • Q4 2025 and FY 2025 Distributable Earnings[1] of \$(0.00) and \$0.14 per share of common stock, respectively. • On December 11, 2025, the Company declared a cash dividend for the quarter of \$0.04 per share of common stock. Cumulative cash dividends declared for the year totaled \$0.22 per share of common stock. • The Company also declared a cash dividend for the quarter of \$0.49219 per share of 7.875% Cumulative Redeemable Series A Preferred Stock. Cumulative cash dividends declared for the year totaled \$1.96876 per share of 7.875% Cumulative Redeemable Series A Preferred Stock. • Book Value Per Share of Common Stock was \$3.03[2] as of 12/31/2025.
Notable Activity	• During the quarter, the Company funded \$400.2 million of loan assets and experienced \$104.2 million of loan payoffs. • For the full year 2025, the Company funded \$403.8 million of loan assets and experienced \$271.0 million of loan payoffs.
Portfolio Performance	• As of December 31, 2025, the Company's investment portfolio consisted of floating-rate CRE loans of which approximately 92.6%[3] were collateralized by multifamily assets. • As of December 31, 2025, the Company's \$1.1 billion loan portfolio had a weighted average remaining initial term of 9 months[4], a weighted average note rate of SOFR + 3.33%, and unamortized aggregate purchase discounts of \$1.7 million. • As of December 31, 2025, the Company had a Portfolio weighted average risk rating of 3.2, with 81.6% of the portfolio rated "3" (Moderate Risk) or better.

Capitalization	• The floating-rate CRE loan portfolio was financed through the Company's two outstanding non-mark-to-market securitized debt obligations and secured financing arrangements:
	    • \$169.7 million of investment grade notes issues through LMF 2023-1 financing.
	    • \$585.0 million of investment grade notes issued through 2025-FL3 CLO.
	    • Master repurchase agreement with \$450 million borrowing capacity.
	    • Secured lending agreement with \$50 million borrowing capacity.
	• As of December 31, 2025, the Company held cash and cash equivalents of \$23.1 million, and its leverage ratio increased year-over-year from 3.7x to 4.6x.
	• Subsequent to year-end 2025, the Company extended the maturity of its corporate debt to 2030.

Subsequent Events	• Subsequent to Q4 2025, the Company exercised its redemption option under the LMF 2023-1 Financing and repaid all outstanding loans and notes through refinancing of underlying assets through secured financing arrangements. • Subsequent to Q4 2025, the Company entered into an amendment upsizing its corporate debt by \$2.3 million, extending maturity to February 2030, and revising interest rate to a fixed 9.75%.

Note:
(1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculated Core Earnings in the past. Please see Appendix for reconciliation to GAAP.
(2) See Appendix for definition of Book Value Per Share of Common Stock.
(3) Based on carrying value.
(4) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 21 months.

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Q4 2025 Balance Sheet Summary 5 December 31, 2025 (1) Balance Sheet (thousands) $1,114,048 Commercial mortgage loans held - for - investment (net of allowance for credit losses) 50,938 Real Estate Owned 23,113 Cash and cash equivalents 3,505 Restricted cash (2) 5,428 Accrued interest receivable 15,449 Investment related receivable 3,498 Other assets (3) $1,215,980 Total assets $748,433 Secured debt obligations (4) 191,943 Secured financing arrangements 47,719 Credit facility (4) 8,797 Other liabilities $996,893 Total liabilities $219,087 Total equity 4.6x Total liabilities / total equity $3.03 Book Value Per Share of Common Stock (5) Note: (1) See Appendix for detailed consolidated balance sheet, including the Company’s consolidated variable interest entities (“VIE’s”). (2) Restricted cash primarily comprised of REO operating cash accounts. (3) Includes mortgage servicing rights, carried at fair value of $0.6 million. (4) Outstanding principal amount of investment grade notes issued by LMF 2023 - 1 and LMNT 2025 - FL3 is $169.7 million and $585.0 million, respectively. The unpaid principal balance of the credit facility is $47.8 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any una mor tized discounts and debt issuance costs. (5) See Appendix for definition of Book Value Per Share of Common Stock.

Q4 and Full Year 2025 Income Statement Summary 6 Twelve Months Ended December 31, 2025 Three Months Ended December 31, 2025 Summary Income Statement (thousands) $25,113 $5,366 Net interest income (15,328) (9,283) Total other income (loss) 12,522 (3,834) Operating expenses (8) (7) Benefit (provision) from income taxes 4,740 (1,185) Preferred dividends $(7,485) $(8,942) Net income attributable to common stockholders 52,344,316 52,372,810 Weighted average shares outstanding during the period, basic and diluted $(0.14) $(0.17) Net income attributable to common stockholders per share Twelve Months Ended December 31, 2025 Three Months Ended December 31, 2025 GAAP Net Income to Distributable Earnings Reconciliation (thousands) $(7,485) $(8,942) Net Income attributable to common stockholders Adjustments: 95 11 Unrealized (Gain) Loss on mortgage servicing rights 14,391 8,628 Unrealized provision for loan losses 779 296 Depreciation of real estate owned (200) (200) Realized loss on sale of real estate owned 8 7 Provision for (benefit from) income taxes $7,588 $(200) Distributable Earnings (1) 52,344,316 52,372,810 Weighted average shares outstanding during the period, basic and diluted $0.14 $(0.00) Distributable Earnings per share of common stock $0.22 $0.04 Dividend per share of common stock Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP.

Earnings and Book Value Per Share of Common Stock 7 $0.08 $0.05 $0.02 $0.00 $0.08 $0.06 $0.04 $0.04 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Distributable Earnings Dividends $3.29 $3.27 $3.25 $3.03 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Distributable Earnings (1) & Dividends Per Share of Common Share Book Value Per Share of Common Stock (2) Note: (1) See Appendix for definition of Distributable Earnings and for reconciliation of GAAP net income to distributable ear nings. (2) See Appendix for definition of Book Value Per Share of Common Stock.

Investment Portfolio 8 Geographic Concentration (2) Multifamily , $1,032.0 , 92.6% Seniors Housing & Healthcare , $82.0 , 7.4% Property Type (2) $1,114.0 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • On December 31, 2025, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $1.1 billion. 92.6% (1) of the portfolio was invested in loans collateralized by multifamily assets. • The Company anticipates that it will continue to focus on investment opportunities within multifamily credit. The Company does not currently own any hospitality, retail, or office loan assets and has limited exposure to seniors housing and self - storage. TX , … FL , $188.0 , 16.9% NJ , $120.7 , 10.8% GA , $96.4 , 8.7% OH , $57.1 , 5.1% Other States , $371.6 , 33.4% $1,114.0

Q4 2025 Loan Activity 9 Multifamily , $87.8 , 88.1% Seniors Housing and Healthcare , $6.1 , 6.1% Self Storage , … Q4 Payoffs by Property Type (1) $99.8 • The Company funded $400.3 million of loan assets and experienced $99.8 million of loan payoffs during the quarter. Note: (1) $ In millions, based on UPB. (2) Portfolio balances shown based on carrying value net of allowances. “Other Activity” is comprised of changes in capitaliz ed origination fees, extension fees, and purchase discounts. Portfolio Activity (2) $821.8 $400.3 $(99.8) $(8.6) $0.3 $1,114.0 Q3 2025 Portfolio Fundings Payoffs / Sales Provision for Loan Losses Other Activity Q4 2025 Portfolio Multifamily , $391.8 , 97.9% Seniors Housing and Healthcare , $8.5 , 2.1% Q4 Fundings by Property Type (1) $400.3

FY 2025 Loan Activity 10 FY 2025 Payoffs by Property Type (1) • The Company funded $403.9 million of loan assets and experienced $266.9 million of loan payoffs during FY 2025. Note: (1) $ In millions, based on UPB. (2) Portfolio balances shown based on carrying value net of allowances. “Other Activity” is comprised of changes in capitaliz ed origination fees, extension fees, and purchase discounts. Portfolio Activity (2) FY 2025 Fundings by Property Type (1) $1,048.8 $403.9 $(266.9) $(11.3) $(62.6) $2.2 $1,114.0 Q4 2024 Portfolio Fundings Payoffs / Sales Provision for Loan Losses Conversion to REO Other Activity Q4 2025 Portfolio Multifamily , $255.0 , 95.5% Seniors Housing and Healthcare , $6.1 , 2.3% Self Storage , … $266.9 Multifamily , $391.8 , 97.0% Seniors Housing and Healthcare , $12.1 , 3.0% $403.9

Portfolio Credit 11 • As of December 31, 2025, 91 .2 % of the Company’s portfolio was performing (1) , with 81.6% of the portfolio rated “3” (Moderate Risk) or better. • Weighted average risk rating (2) of 3.2. • During the quarter, management applied a “5” risk - rating to eight loans with an aggregate principal value of $117.4 million. Asset Performance (1) Weighted Average Risk Rating (2) Note: (1) “Performing” defined as loans that are neither in default nor on non - accrual status. (2)Weighted average risk rating is weighted based on carrying value of portfolio assets. 89.3% 88.7% 89.7% 91.2% 4.3% 4.3% 4.1% 3.7% -1.0000% 0.0000% 1.0000% 2.0000% 3.0000% 4.0000% 5.0000% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 3/31/2025 6/30/2025 9/30/2025 12/31/2025 % Performing Average 1M SOFR 3.5 3.5 3.6 3.2 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/2025 6/30/2025 9/30/2025 12/31/2025 1 2 3 4 5 Weighted Avg Risk Rating

Q4 2025 Capital Structure Overview

Primary sources of financing include securitized debt obligations (2025-FL3 CLO, LMF 2023-1), secured financing agreements, preferred stock, and a corporate term loan.

Capital Structure Composition[1]



3.9%
4.9%
13.1%
78.1%
$1,215.6
Secured Financing
Common Equity
Preferred Equity
Term Loan

Capital Structure Detail

($ in millions)

Secured Financings[2]	Maturity Date	Rate	Advance Rate	Amount
LMF 2023-1 Financing	June 2039	S + 3.40%	71.2%	$169.7
LMNT 2025-FL3	July 2043	S + 1.91%	88.1%	$585.0
Secured financing agreements	Various	Various	Various	$194.2
Credit Facilities				
Term Loan[3]	February 2030	8.38%		$47.8
Total Debt				**$996.6**
Equity				
Preferred Equity[4]	N/A	7.875%		$60.0
Book Value of Common Equity[5]	N/A			$159.0
Total Capitalization[1]				**$1,215.6**

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Note: (1) In millions. LFT total capitalization is a non-GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconciliation to GAAP.
(2) Secured financing shown at par value. 2025-FL3 CLO GAAP carrying value of $580.1 includes $4.9 million of unamortized debt issuance costs. LMF 2023-1 carrying value of $168.4 million includes $1.3 million of unamortized debt issuance costs. Secured financing agreements carrying value of $191.9 million includes $2.3 million of unamortized debt issuance costs.
(3) Term loan shown at par value. GAAP carrying value of $47.7 million includes $0.0 million of unamortized debt issuance costs.
(4) Preferred equity shown at $60 million liquidation preference.
(5) Noncontrolling interest was $99,500 as of 12/31/2025 and is excluded from common equity above.

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$0.00 $0.01 $0.02 $0.04 $0.06 +25 bps 0 bps -25 bps -50 bps -75 bps -100 bps Net Interest Income Sensitivity to Shifts in Term SOFR 13 Floating Rate Assets (2) $1,140 Floating Rate Liabilities (3) - $949 Net Exposure $191 Floating - Rate Exposure (1) Net Interest Income Per Share Sensitivity to Change in SOFR (4) • 100% floating - rate loan portfolio. • 100% of portfolio is indexed to 30 - day term SOFR. Note: (1) In millions. Net Exposure represents UPB of floating rate loan portfolio assets net of par value of secured floating rate debt outstanding. (2) Figure reflects unpaid principal balance of floating - rate loan portfolio. (3) Comprised of secured financing arrangements and outstanding securitization notes related to 2025 - FL3 and LMF 2023 - 1, all of which are indexed to one - month SOFR. Figure reflects par value of notes. (4) Annualized impact per common share. Assumes starting 30 - day term SOFR of 3.69%. Our loan assets feature rate floors which p artially mitigate the adverse earnings impact of declines in SOFR.

Appendix

12/31/2025 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Unamortized Discount/Premium	Initial Term (months)	As-Is LTV at Origination[1]
1	Loan 1	1/31/2025	8/5/2026	Multifamily	Los Angeles	CA	43,655,000	3.00%	0	32	66.10%
2	Loan 2	7/31/2025	8/5/2027	Multifamily	Lincoln Park	NJ	40,000,000	2.75%	0	38	62.90%
3	Loan 3	12/23/2024	1/5/2027	Multifamily	Macon	GA	36,800,000	2.90%	0	49	66.10%
4	Loan 4	1/16/2025	2/5/2026	Multifamily	Noblesville	IN	36,000,000	2.55%	0	26	67.57%
5	Loan 5	1/29/2025	2/5/2027	Multifamily	Manchaca	TX	35,500,000	3.00%	0	38	52.21%
6	Loan 6	12/16/2021	1/5/2026	Multifamily	Daytona Beach	FL	35,000,000	3.16%	0	13	71.70%
7	Loan 7	3/22/2022	4/5/2026	Multifamily	Seneca	SC	31,627,625	3.35%	(247,300)	16	74.54%
8	Loan 8	6/28/2022	4/5/2027	Multifamily	Dallas	TX	29,623,930	3.40%	(225,599)	19	71.59%
9	Loan 9	6/8/2021	4/3/2026	Multifamily	Miami	FL	29,543,566	3.31%	0	4	74.26%
10	Loan 10	4/3/2025	4/5/2027	Multifamily	Lockport	IL	27,500,000	2.81%	0	28	64.50%
11	Loan 11	11/2/2021	2/5/2026	Multifamily	Melbourne	FL	26,049,291	3.21%	0	2	72.09%
12	Loan 12	9/17/2024	10/5/2026	Multifamily	Marysville	OH	25,500,000	2.85%	0	22	73.80%
13	Loan 13	4/27/2022	5/5/2026	Multifamily	North Brunswick	NJ	24,525,000	3.40%	0	17	79.90%
14	Loan 14	8/26/2021	8/5/2027	Multifamily	Clarkston	GA	24,468,032	3.61%	0	32	79.00%
15	Loan 15	12/20/2024	1/5/2028	Multifamily	Olympia	WA	23,370,018	3.75%	0	49	68.49%
16	Loan 16	10/18/2021	8/5/2026	Multifamily	Cherry Hill	NJ	23,348,000	3.11%	0	11	72.40%
17	Loan 17	12/29/2021	1/6/2026	Multifamily	Spring Lake	NC	23,000,000	3.96%	0	13	59.90%
18	Loan 18	8/26/2021	3/6/2027	Multifamily	Union City	GA	22,872,354	3.46%	0	15	70.40%
19	Loan 19	12/6/2024	1/5/2028	Multifamily	Groveport	OH	21,990,281	3.50%	0	37	51.50%
20	Loan 20	11/16/2021	3/6/2026	Multifamily	Dallas	TX	21,916,753	3.31%	0	12	73.54%
21	Loan 21	7/8/2022	8/5/2026	Multifamily	Arlington	TX	21,818,465	3.75%	(148,541)	20	67.10%
22	Loan 22	8/31/2021	1/5/2026	Multifamily	Houston	TX	21,644,684	3.41%	0	1	74.20%
23	Loan 23	3/22/2022	4/5/2026	Multifamily	York	PA	21,442,771	3.30%	(221,376)	4	79.17%
24	Loan 24	11/29/2022	12/31/2026	Healthcare	Glendale	WI	20,360,000	4.00%	0	12	45.00%
25	Loan 25	11/5/2021	6/5/2027	Multifamily	Orlando	FL	19,625,274	3.11%	0	11	78.05%
26	Loan 26	11/21/2022	12/31/2026	Healthcare	Houston	TX	18,920,000	4.00%	0	12	67.00%
27	Loan 27	11/10/2022	12/31/2026	Healthcare	Austin	TX	18,590,000	4.00%	0	12	65.00%
28	Loan 28	2/11/2022	3/6/2026	Multifamily	Tampa	FL	18,363,394	3.60%	0	15	77.99%
29	Loan 29	11/23/2021	12/4/2026	Multifamily	Orange	NJ	18,341,502	3.31%	0	12	78.00%
30	Loan 30	2/2/2022	7/4/2026	Multifamily	Houston	TX	17,936,729	3.50%	0	19	77.50%

Continued on the following page

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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12/31/2025 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Unpaid Principal Balance	Note Spread	Unamortized Discount/Premium	Initial Term (months)	As-Is LTV at Origination[1]
31	Loan 31	3/26/2025	4/5/2027	Multifamily	Kannapolis	NC	17,780,000	2.91%	0	28	60.40%
32	Loan 32	12/20/2024	1/5/2026	Multifamily	Lafayette	IN	17,010,000	2.65%	0	25	68.00%
33	Loan 33	3/31/2022	4/5/2026	Multifamily	Tallahassee	FL	16,956,276	3.00%	(154,421)	16	74.80%
34	Loan 34	3/28/2025	4/5/2027	Multifamily	Lansing	MI	16,500,000	2.90%	0	28	73.50%
35	Loan 35	12/16/2021	1/5/2026	Multifamily	Daytona Beach	FL	16,375,000	3.16%	0	13	71.70%
36	Loan 36	11/21/2022	12/31/2026	Healthcare	Southlake	TX	15,735,000	4.00%	0	12	48.00%
37	Loan 37	2/22/2022	3/6/2026	Multifamily	Philadelphia	PA	15,524,795	3.80%	(62,360)	15	80.00%
38	Loan 38	4/6/2022	6/5/2026	Multifamily	Vineland	NJ	15,347,180	3.75%	(105,053)	6	77.00%
39	Loan 39	4/27/2022	5/5/2026	Multifamily	Houston	TX	14,171,704	3.70%	0	17	79.60%
40	Loan 40	12/28/2021	2/5/2026	Multifamily	Houston	TX	13,864,376	3.25%	(78,667)	2	71.22%
41	Loan 41	4/12/2021	5/5/2025	Multifamily	Cedar Park	TX	13,666,721	3.86%	0	5	66.70%
42	Loan 42	12/20/2024	1/5/2028	Multifamily	Olympia	WA	13,000,000	3.75%	0	49	68.49%
43	Loan 43	7/26/2022	8/5/2027	Multifamily	Atlanta	GA	12,905,495	3.65%	(130,514)	20	65.15%
44	Loan 44	11/5/2024	11/5/2026	Multifamily	El Paso	TX	12,851,563	3.75%	0	23	69.90%
45	Loan 45	12/28/2021	2/5/2026	Multifamily	Houston	TX	12,203,341	3.25%	0	2	71.20%
46	Loan 46	5/12/2022	6/5/2025	Multifamily	Ypsilanti	MI	11,926,591	3.50%	(87,412)	18	68.40%
47	Loan 47	10/10/2024	11/5/2026	Multifamily	Cottonwood	AZ	11,550,000	3.25%	0	47	38.50%
48	Loan 48	1/25/2022	6/9/2027	Multifamily	Corpus Christi	TX	11,261,792	3.55%	(57,316)	30	78.76%
49	Loan 49	10/28/2021	11/6/2026	Multifamily	Tampa	FL	11,202,535	3.06%	0	11	75.70%
50	Loan 50	5/3/2022	5/5/2026	Multifamily	Port Richey	FL	10,818,945	3.55%	(101,016)	17	79.05%
51	Loan 51	6/28/2022	7/4/2025	Multifamily	Colorado Springs	CO	10,531,845	3.90%	0	19	73.06%
52	Loan 52	9/30/2021	10/6/2026	Multifamily	Clearfield	UT	9,815,615	3.26%	0	10	67.98%
53	Loan 53	7/14/2022	8/5/2026	Multifamily	Bradenton	FL	9,429,206	3.90%	(38,011)	20	74.40%
54	Loan 54	6/22/2022	7/3/2025	Multifamily	Des Moines	IA	8,593,992	4.00%	0	19	72.03%
55	Loan 55	4/15/2024	5/5/2026	Healthcare	Meridian	ID	8,500,000	4.65%	0	11	54.00%
56	Loan 56	12/19/2025	1/5/2028	Multifamily	San Antonio	TX	6,960,000	2.75%	0	49	76.50%
57	Loan 57	10/7/2022	11/5/2026	Multifamily	Fairborn	OH	6,816,701	4.10%	0	-1	79.10%
58	Loan 58	9/18/2024	4/6/2026	Multifamily	Vallejo	CA	6,000,000	3.35%	0	16	71.20%
59	Loan 59	12/19/2024	1/5/2026	Multifamily	Bellflower	CA	5,987,732	2.50%	0	25	30.40%
60	Loan 60	12/29/2021	1/6/2026	Multifamily	Multi	NC	4,549,146	3.96%	0	13	59.90%
61	Loan 61	10/27/2025	11/5/2027	Multifamily	Columbus	OH	3,100,000	2.35%	0	35	75.00%
Total / Average							**1,140,268,218**	**3.33%**	**(1,657,584)**	**21**	**68.88%**

Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date.

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Consolidated Balance Sheets 17

Consolidated Statement of Income 18

Detailed Walk of Allowance for Loan Losses 19

Reconciliation of Net Income to Distributable Earnings 20 For the Three Months Ended December 31, 2025 September 30, 2025 June 30, 2025 Mar 31, 2025 GAAP to Distributable Earnings Reconciliation Reconciliation of GAAP to non - GAAP Information $(8,942,111) $658,597 $2,505,731 $(1,707,526) Net income attributable to common stockholders Adjustments for non - Distributable earnings 11,367 24,700 36,456 22,518 Unrealized losses (gains) on mortgage servicing rights 8,628,158 (29,660) 94,768 5,697,661 Unrealized provision for credit losses (200,196) 0 0 0 Realized loss on sale of real estate owned 295,698 344,785 138,777 0 Depreciation of real estate owned 8,735,027 339,825 270,001 5,720,179 Subtotal Other Adjustments 6,629 (2,902) (4,084) 8,550 Adjustment for income taxes 6,629 (2,902) (4,084) 8,550 Subtotal $(200,455) $995,520 $2,771,648 $4,021,203 Distributable Earnings 52,372,810 52,352,594 52,332,304 52,309,265 Weighted average shares outstanding, b asic and diluted $(0.00) $0.02 $0.05 $0.08 Distributable Earnings per share of common stock , b asic and diluted

Detailed Walk of Capitalization as of 12/31/2025 21 12/31/2025 LFT Capitalization Reconciliation (in 000's) $1,215,881 Total GAAP liabilities and stockholders' equity (1) Adjustments for Capitalization (1,870) ( - ) Accrued interest payable (3,093) ( - ) Dividends payable (1,429) ( - ) Fees and expenses payable to Manager (2,406) ( - ) Other accounts payable and accrued expenses 8,486 ( + ) Other capitalized financing & issuance costs $1,215,569 LFT Capitalization Note: (1) Net of non - controlling interest.

Book Value Per Share of Common Stock as of 12/31/2025 22 Note: (1) Reflects 2.4 million shares of the Company’s 7.875% Series A Cumulative Redeemable Preferred Stock outstanding at a $ 25 liquidation preference per share. December 31, 2025 Book Value Per Common Share (in 000's) $218,987 Total stockholders’ equity (60,000) ( - ) Preferred equity (1) (100) ( - ) Non - controlling interest $158,987 Common equity 52,399,265 Shares outstanding $3.03 Book Value Per Share of Common Stock

Key Definitions

"Book Value Per Share of Common Stock" is calculated as: a) total stockholders' equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weighted average number of shares of common stock issued and outstanding during the period, basic and diluted.

"Distributable Earnings" is a non-GAAP measure, which we define as GAAP net income (loss) attributable to holders of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for that applicable reporting period, regardless of whether such items are included in other comprehensive income (loss) or net income (loss), and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions with the Company's board of directors and approved by a majority of the Company's independent directors. We also add back one-time charges such as acquisition costs and one-time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursuant to the terms of our management agreement with our Manager for purposes of calculating the incentive fee payable to our Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible.

We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for existing and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator of our dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustments, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to our consolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore, Distributable Earnings help us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations and is a performance metric we consider when declaring our dividends.

Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies.

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March 2026